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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 29, 1999
                Date of Report (Date of Earliest Event Reported)


                         CENTURY BUSINESS SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      0-25890                    22-2769024
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)




                        6480 ROCKSIDE WOODS BLVD., SOUTH
                                    SUITE 330
                              CLEVELAND, OHIO 44131
              (Address and Zip Code of Principal Executive Offices)


                                 (216) 447-9000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On November 18, 1998, Century Business Services, Inc. (the "Company") made a presentation at an investor conference in New York City. At this conference, an investor asked for clarification of what the investor perceived to be discrepancies in the Company's 1997 Form 10-K and materials distributed by the Company at the conference, which materials summarized information related to acquisitions previously consummated by the Company contained in its filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in its press releases. The Company's Chief Financial Officer, Charles D. Hamm, Jr., was not present at the conference, and the Company representatives that were present did not have the necessary information with them in order to address the question adequately. Because the question could not be answered to the investors' satisfaction, the Company representatives committed to the conference audience to answer the question as soon as possible after the information was obtained. To that end, on November 20, 1998, Mr. Hamm sent a letter to each member of the audience, which letter has been filed as Exhibit
99.9 hereto (the "Letter"), explaining why the perceived differences referred to by the investor at the conference were not discrepancies.

         The Company did not previously provide this information in a press release or in a Form 8-K because the Company believed that the unanswered question existed only among the members of the audience and not in the marketplace generally. The Company believed that it was unnecessary and may have created confusion in the general marketplace if it issued a press release or filed a Form 8-K containing the answer to a specific question raised at the conference for which the answer was unavailable on that day. No material discrepancies exist in the Company's 1997 Form 10-K, in its other filings under the Exchange Act or in its press releases with regard to information relating to acquisitions consummated by the Company. In fact, the Company met its revenue run rate projections referred to in the Letter.

ITEM 7. EXHIBITS.

         The following document is filed as part of this report.

         (c)      Exhibits

                  99.9     Letter dated November 20, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTURY BUSINESS SERVICES, INC.


Date: December 29, 1999                   /s/ Charles D. Hamm, Jr.
                                          -----------------------------
                                          Charles D. Hamm, Jr.
                                          Chief Financial Officer

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